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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of report (date of earliest event reported) February 11, 1998
                                                        -----------------


                         LAMINATING TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21061                 58-2044990
------------------------         ---------------        ---------------------
(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)


               1160 Hightower Trail, Atlanta, Georgia 30350-2910
           --------------------------------------------------------
                   (Address of principal executive offices)


   Registrant's telephone number, including area code       770-518-6010
                                                     -------------------------


                                      N/A
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On February 11, 1998, the Company made a request to the National Association of Securities Dealers, Inc. that the Company's units, as offered pursuant to a public offering dated October 9, 1996 (Registration Statement No. 333-6711 on Form SB-2), be completely delisted from The Nasdaq SmallCap Market and that said units not be traded on The Nasdaq Bulletin Board.

         The Company expects its requests to become effective as of February 18, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: February 11, 1998



                                     LAMINATING TECHNOLOGIES, INC.



                                     By:      /s/Michael E. Noonan
                                        --------------------------------------
                                                   Signature

                                        Chief Executive Officer and President
                                     -----------------------------------------
                                                        Title

                                                 Michael E. Noonan
                                     -----------------------------------------
                                                        Name



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